PROSPECT STREET INCOME SHARES INC.

13455 Noel Road, Ste. 1300

Dallas, TX 75240

------------------------------------------------------------

                                PROSPECT STREET(R)
                                INCOME SHARES INC.

                                    SEMI ANNUAL
                                      REPORT
                                   JUNE 30, 2002

                              [PROSPECT STREET LOGO]

------------------------------------------------------------

CONTENTS

  1   Letter to Shareholders
  3   Schedule of Investments
  7   Statement of Net Assets
  8   Statement of Operations
  9   Statement of Cash Flows
 10   Statements of Changes in Net Assets
 11   Financial Highlights
 12   Notes to Financial Statements

This report has been prepared for the information of shareholders of Prospect Street Income Shares Inc.

                                                                 August 15, 2002

LETTER TO SHAREHOLDERS

Dear Shareholders:

     We are pleased to provide you with our report for the six months ended June 30, 2002. On June 30, 2002, the net asset value of Prospect Street Income Shares Inc. (the "Fund") was $6.27 per share, as compared to $6.77 on December 31, 2001. On June 30, 2002, the closing market price of the Fund's shares on the New York Stock Exchange was $6.30 per share, as compared to $6.44 on December 31, 2001. The Fund declared distributions to common shareholders of $0.36 per share related to earnings for the six months ended June 30, 2002. In addition, in January of 2002, the Fund paid a dividend to common shareholders of $0.17 related to earnings from the fourth quarter of 2001.

THE FIXED INCOME MARKET:
  As reported by AMG Data Services, taxable bond mutual funds experienced a net inflow of $65.63 billion for the six months ended June 30, 2002, as compared to a net inflow of $37.77 billion for the six months ended June 30, 2001. For the twelve months ended December 31, 2001, taxable bond mutual funds reported net inflows of $86.0 billion.

  The investment grade market, as measured by the CSFB Liquid U.S. Corporate Index, generated a total return of approximately 0.76% for the six-month period ended June 30, 2002. At June 30, 2002, the index traded at an average spread of
189.9 basis points over comparable U.S. Government securities.

  The high yield market, as measured by the CSFB High Yield Index, generated a total return of approximately 0.21% for the six-month period ended June 30, 2002. At June 30, 2002 the CSFB High Yield Index traded at an average spread of
823.0 basis points over comparable U.S. Government securities.

THE FUND'S INVESTMENTS:
  The total return on the Fund's per share market price for the six months ended June 30, 2002, including the distributions paid in January 2002 which were related to earnings generated by the Fund in the fourth quarter of 2001, was approximately 6.06%(1). Not including the January 2002 dividend and not assuming reinvestment of dividends, the total return on the Fund's per share market price for the six months ended June 30, 2002 was approximately 3.42%. The total return on the Fund's per share net asset value for the six months ended June 30, 2002, including the distributions paid in January 2002 which were related to earnings generated by the Fund in the fourth quarter of 2001, was approximately 0.44%. Not including the January 2002 distributions the total return on the Fund's per share net asset value for the six months ended June 30, 2002 was approximately (2.07%). The variation in total returns is attributable to the decrease in the market price of the Fund's shares of approximately (2.17%) relative to a decrease in the net asset value of the Fund's shares of approximately (7.39%) during the period.

  As of June 30, 2002, the Fund invested in 63 issuers representing 22 industry groups. Cash and short-term investments represented approximately 7.80% of the Fund's holdings as it relates to both common and preferred stock holders. The average cost of the Fund's high yield securities was 96.79% of par with an average coupon of 9.18%.

---------------

1 Total return calculations for the Fund assume that distributions are not reinvested.

ANNUAL MEETING OF SHAREHOLDERS
  On May 17, 2002, the Fund held its Annual Meeting of Shareholders at which Proposal 1, the election of James D. Dondero as Director, was approved. As of the April 5 record date, there were outstanding 9,685,624 shares of the Fund's Common Stock and 1,200 shares of the Fund's Auction Rate Cumulative Preferred Shares.

  The meeting was adjourned and reconvened on June 7, 2002. The Fund's shareholders then approved an amendment to the Fund's charter to provide for a "supermajority" vote of the Board of Directors and the shareholders of the Fund in order to make certain significant changes to the Fund or its operations. Shareholders also voted in favor of removing stockholder appraisal rights. Please see Note 6 for more detail on these proposals and voting results.

DIVIDEND DECLARATION
  On June 5, 2002, our Board of Directors declared a dividend of $0.18 per common share, payable on July 16, 2002, to shareholders of record on June 28, 2002.

                                          Respectfully submitted,

                                          /s/ JAMES DONDERO
                                          James Dondero
                                          President

                                          /s/ MARK OKADA
                                          Mark Okada
                                          Executive Vice President

PROSPECT STREET INCOME SHARES INC.

SCHEDULE OF INVESTMENTS
JUNE 30, 2002

FIXED INCOME -- 134.42%(a)

                                                                                  Ratings
                                                                            -------------------
Principal                                                                   Standard                  Value
  Amount      Description                                                   & Poor's    Moody's      (Note A)
----------    -----------                                                   --------    -------    ------------
              AEROSPACE AND DEFENSE -- 10.53%
$  932,900    Airplanes Pass Thru, 8.15%, BOND, 3/15/19.................    BBB         Ba3        $    466,450
 2,250,000    American Airlines 1991-A Pass Thru, 10.18%, BOND,
                1/2/13..................................................    BB+         Ba2           2,246,782
   642,548    Atlantic Coast Airlines Pass Thru, 8.75%, BOND, 1/1/07....    B+          Ba1             643,769
   672,110    Atlas Air Inc, 8.77%, BOND, 7/2/12........................    BB          Ba2             611,055
   941,149    Midway Airlines Pass Thru, 8.14%, BOND, 1/2/13............    D           B3              658,805
 1,000,000    Northrup Grumman Corp, 9.38%, BOND, 10/15/24..............    BBB-        Baa3          1,104,716
 1,000,000    Sabreliner Corporation, 11.00%, BOND, 6/15/08.............    B           Ca              660,000
                                                                                                   ------------
                                                                                                      6,391,577
                                                                                                   ------------
              AUTOMOBILE -- 4.15%
 1,000,000    Auburn Hills Tr, 12.38%, BOND, 5/1/20.....................    BBB+        A3            1,434,444
 1,000,000    Visteon Corp, 8.25%, BOND, 8/1/10.........................    BBB         Baa2          1,083,735
                                                                                                   ------------
                                                                                                      2,518,179
                                                                                                   ------------
              BANKING -- 11.89%
 2,000,000    Countrywide Cap, 8.00%, BOND, 12/15/26....................    BBB+        Baa1          2,061,020
 2,000,000    Ford Motor Credit Med Note, 9.03%, BOND, 12/30/09.........    BBB+        A3            2,153,430
 1,000,000    Montell Finance Co, 8.10%, BOND, 3/15/27..................    BBB-        Baa3            896,728
 2,000,000    Washington Mutual, 8.38%, BOND, 6/1/27....................    BBB-        Baa1          2,109,340
                                                                                                   ------------
                                                                                                      7,220,518
                                                                                                   ------------
              BROADCASTING AND ENTERTAINMENT -- 16.78%
 1,500,000    CF Cable TV Inc, 9.13%, BOND, 7/15/07.....................    BB          Ba3           1,550,221
 1,500,000    Clear Channel Communications, 7.25%, BOND, 10/15/27.......    BBB-        Baa3          1,370,935
   500,000    Cybernet Internet Svcs, 14.00%, BOND, 7/1/09..............    B+          Ca                  625
 1,500,000    Innova S DE R.L., 12.88%, BOND, 4/1/07....................    B-          B3            1,170,000
 1,000,000    Liberty Media Corp, 8.50%, BOND, 7/15/29..................    BBB-        Baa3            957,306
 1,000,000    Tele Communications Inc, 9.80%, BOND, 2/1/12..............    BBB+        Baa2          1,088,687
 1,750,000    Tele Communications Inc, 10.13%, BOND, 4/15/22............    BBB+        Baa2          1,867,471
 1,500,000    Time Warner Entertainment, 10.15%, BOND, 5/1/12...........    BBB+        Baa1          1,713,002
 1,000,000    XM Satellite Radio, 14.00%, BOND, 3/15/10.................    CCC+        Caa1            470,000
                                                                                                   ------------
                                                                                                     10,188,247
                                                                                                   ------------
              BUILDINGS AND REAL ESTATE -- 12.99%
 2,000,000    Bradley Operating, 7.20%, BOND, 1/15/08...................    BB+         Ba2           1,918,938
 3,000,000    Crescent Real Estate Equities LP, 7.00%, BOND, 9/15/02....    B-          Ba3           2,993,019
 1,750,000    Rouse Company, 8.43%, BOND, 4/27/05.......................    BBB-        Baa3          1,896,293
 1,000,000    SUSA Partnership LP, 7.45%, BOND, 7/1/18..................    A           Aa1           1,079,044
                                                                                                   ------------
                                                                                                      7,887,294
                                                                                                   ------------
              CARGO TRANSPORT -- 1.25%
 1,000,000    Interpool, Inc., 9.88%, BOND, 2/15/27.....................    NR          B1              761,500
                                                                                                   ------------
                                                                                                        761,500
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002

FIXED INCOME (CONTINUED)


                                                                                  Ratings
                                                                            -------------------
Principal                                                                   Standard                  Value
  Amount      Description                                                   & Poor's    Moody's      (Note A)
----------    -----------                                                   --------    -------    ------------
              CHEMICALS, PLASTICS AND RUBBER -- 5.68%
$1,000,000    Equistar Chemical LP, 8.75%, BOND, 2/15/09................    BB+         B1         $    894,196
 1,000,000    RPM Inc Ohio, 7.00%, BOND, 6/15/05........................    BBB         Baa3          1,019,037
 1,500,000    Union Carbide Inc, 8.75%, BOND, 8/1/22....................    A           Baa2          1,535,523
                                                                                                   ------------
                                                                                                      3,448,756
                                                                                                   ------------
              CONTAINERS, PACKAGING AND GLASS -- 3.42%
   905,000    Boise Cascade Corp, 7.50%, BOND, 2/1/08...................    BB+         Baa3            917,832
 1,200,000    Georgia Pacific Corp, 9.50%, BOND, 5/15/22................    BBB-        Ba1           1,156,117
                                                                                                   ------------
                                                                                                      2,073,949
                                                                                                   ------------
              DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 2.60%
 1,500,000    Herbst Gaming, 10.75%, BOND, 9/1/08.......................    B           B2            1,578,750
                                                                                                   ------------
                                                                                                      1,578,750
                                                                                                   ------------
              ECOLOGICAL -- 4.14%
 2,600,000    Toro Company, 7.80%, BOND, 6/15/27........................    BBB-        Baa3          2,511,418
                                                                                                   ------------
                                                                                                      2,511,418
                                                                                                   ------------
              ELECTRONICS -- 0.49%
 1,000,000    Reptron Electronics Inc, 6.75%, BOND, 8/1/04..............    CCC+        NR              295,000
                                                                                                   ------------
                                                                                                        295,000
                                                                                                   ------------
              FINANCE -- 11.69%
 2,000,000    Bankamerican Instl Cap, 8.07%, BOND, 12/31/26.............    A-          A3            2,087,768
 1,000,000    BT Cap Trust, 7.90%, BOND, 1/15/27........................    A-          A2            1,036,504
 3,000,000    International BK For Recon & Dev, 12.38%, BOND,
                10/15/02................................................    AAA         Aaa           3,089,451
 1,000,000    Zions Instl Cap, 8.54%, BOND, 12/15/26....................    BBB-        Baa1            882,500
                                                                                                   ------------
                                                                                                      7,096,223
                                                                                                   ------------
              GOVERNMENT DEBT -- 0.50%
   255,000    USA Treasury Bonds, 11.63%, BOND, 11/15/04................    AAA         Aaa             304,157
                                                                                                   ------------
                                                                                                        304,157
                                                                                                   ------------
              HEALTHCARE, EDUCATION AND CHILDCARE -- 4.08%
 1,700,000    Hanger Orthopedic, 11.25%, BOND, 6/15/09..................    CCC+        B3            1,712,750
 1,000,000    Vertex Pharmaceuticals Inc, 5.00%, BOND, 9/19/07..........    NR          NR              763,750
                                                                                                   ------------
                                                                                                      2,476,500
                                                                                                   ------------
              MACHINERY (NON AG, NON CONSTRUCT, NON ELECTRONIC) -- 1.54%
 1,000,000    Americo Shelf, 7.85%, BOND, 5/15/03.......................    BBB         Ba1             936,039
                                                                                                   ------------
                                                                                                        936,039
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002

FIXED INCOME (CONTINUED)


                                                                                  Ratings
                                                                            -------------------
Principal                                                                   Standard                  Value
  Amount      Description                                                   & Poor's    Moody's      (Note A)
----------    -----------                                                   --------    -------    ------------
              MINING, STEEL, IRON AND NONPRECIOUS METALS -- 3.43%
$1,500,000    Cyprus Minerals Co, 8.38%, BOND, 2/1/23...................    BBB-        Baa3       $  1,260,413
 1,000,000    Grupo Minero Mexico SA, 8.25%, BOND, 4/1/08...............    CCC+        Ca              640,000
 1,000,000    Kaiser Aluminum & Chemical, 12.75%, BOND, 2/1/03*.........    NR          NR              180,000
                                                                                                   ------------
                                                                                                      2,080,413
                                                                                                   ------------
              OIL AND GAS -- 0.99%
 1,000,000    Energy Corporation of America, 9.50%, BOND, 5/15/07.......    CCC+        Caa3            600,000
                                                                                                   ------------
                                                                                                        600,000
                                                                                                   ------------
              PERSONAL TRANSPORTATION -- 9.95%
 2,243,000    Delta Air Lines, 10.79%, BOND, 3/26/14....................    BBB-        Ba1           2,339,561
 1,250,000    Delta Air Lines, 10.50%, BOND, 4/30/16....................    BBB-        Ba1           1,216,288
   903,666    Northwest Airlines Corporation, 8.13%, BOND, 2/1/14.......    BB+         Ba2             801,027
 1,000,000    United Airlines, 10.85%, BOND, 7/5/14.....................    BB-         B1              840,350
 1,000,000    United Airlines, 10.85%, BOND, 2/19/15....................    BB-         B1              840,350
                                                                                                   ------------
                                                                                                      6,037,576
                                                                                                   ------------
              RETAIL STORES -- 7.10%
 2,000,000    JC Penney, 6.50%, BOND, 12/15/07..........................    BBB-        Ba3           1,810,000
   919,000    JC Penney, 9.75%, BOND, 6/15/21...........................    BBB-        Ba3             889,132
 1,500,000    May Department Stores Co, 8.30%, BOND, 7/15/26............    A           A2            1,613,807
                                                                                                   ------------
                                                                                                      4,312,939
                                                                                                   ------------
              TELECOMMUNICATIONS -- 12.88%
 1,000,000    Husky Oil, 8.90%, BOND, 8/15/28...........................    BB+         Ba1           1,069,404
 1,125,000    Loral Cyberstar, 10.00%, BOND, 7/15/06....................    B           Caa1            776,250
 3,000,000    MJD Communications, 9.50%, BOND, 5/1/08...................    B-          B3            2,490,000
 1,000,000    PF Net Communications Inc., 13.75%, BOND, 5/15/10*........    NR          NR                2,500
   920,000    Qwest Corp, 5.63%, BOND, 11/15/08.........................    BB+         Ba3             690,000
 2,000,000    Qwest Corp, 8.88%, BOND, 3/15/12..........................    BB+         Ba3           1,780,000
 1,000,000    Telephone & Data Systems Inc, 8.40%, BOND, 2/24/23........    A-          A3            1,009,888
                                                                                                   ------------
                                                                                                      7,818,042
                                                                                                   ------------
              TEXTILES AND LEATHER -- 0.74%
 1,000,000    Advanced Glassfiber Yarns LLC, 9.88%, BOND, 1/15/09*......    CC          Caa3            450,000
                                                                                                   ------------
                                                                                                        450,000
                                                                                                   ------------
              UTILITIES -- 7.60%
 1,000,000    AES Corporation, 8.75%, BOND, 6/15/08.....................    BB-         Ba3             640,000
 1,000,000    AtmosEnergy Corp, 7.38%, BOND, 5/15/11....................    A-          A3            1,070,322
   974,294    Mirant Mid-Atlantic, 10.06%, BOND, 12/30/28...............    BBB-        Baa3            691,749
 1,500,000    Pennzoil, 10.25%, BOND, 11/1/05...........................    BBB         Baa2          1,727,795
   521,180    Transgas De Occidente SA, 9.79%, BOND, 11/1/10............    BB          Ba2             484,697
                                                                                                   ------------
                                                                                                      4,614,563
                                                                                                   ------------
              TOTAL FIXED INCOME (cost $87,521,567).....................                           $ 81,601,640
                                                                                                   ------------

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002

COMMON STOCK, PREFERRED STOCK AND WARRANTS -- 3.34%

                                                                             Value
 Units     Description                                                      (Note A)
-------    -----------                                                     ----------
 10,000    Adelphia Communications, preferred stock*...................    $   40,000
 11,850    Capital Pac Holdings Inc., common stock*....................        47,993
  6,000    Convergent Communications Inc., warrants, 4/1/08+*..........            60
    500    Cybernet Internet Services, warrants, 7/1/09+*..............             0
  1,000    Epic Resorts, warrants, 6/15/05+*...........................             0
  5,000    Georgia Pacific Corp., preferred stock......................       132,700
 30,000    Hospitality Properties, common stock........................     1,095,000
 88,522    Hybridon Inc, common stock*.................................       102,685
 92,977    Hybridon Inc, warrants, 5/04/03+*...........................             0
 11,100    Loral Space & Communication, warrants, 12/27/06*............         6,660
 70,342    Micadent PLC, common stock+*................................             0
  1,000    Motels of America Inc, common stock+*.......................             0
111,940    Motient Corporation, common stock*..........................       508,208
  1,500    Motient Corporation, warrants, 4/1/08*......................            15
 17,481    Pathmark Stores Inc, warrants, 9/19/10*.....................        88,279
  1,000    PF Net Communications Inc, warrants, 5/15/10+*..............             0
  3,000    Wam Net, warrants, 3/1/05*..................................            30
  1,000    XM Satellite Radio, warrants, 3/15/10*......................         5,500
                                                                           ----------
           TOTAL COMMON STOCK, PREFERRED STOCK AND WARRANTS (cost
             $3,210,367)...............................................    $2,027,130
                                                                           ----------

SHORT-TERM INVESTMENTS -- 9.88%

   Par
  Value      Description
---------    -----------
             COMMERCIAL PAPER
1,639,000    Dentsply International Inc, 2.00%, 7/1/02...................    $  1,638,909
4,361,000    Gotham, 2.00%, 7/1/02.......................................       4,360,758
                                                                             ------------
             TOTAL SHORT-TERM INVESTMENTS -- (cost $6,000,000)...........       5,999,667
                                                                             ------------
             TOTAL INVESTMENTS -- 147.64% (cost $96,731,933).............      89,628,437
                                                                             ------------
             OTHER ASSETS LESS LIABILITIES -- 1.78%......................       1,079,272
                                                                             ------------
             PREFERRED STOCK -- (49.42%).................................     (30,000,000)
                                                                             ------------
             NET ASSETS APPLICABLE TO COMMON STOCK -- 100.00%............    $ 60,707,709
                                                                             ============

(a) Percentages indicated are based on net assets.
   "NR" denotes not rated
   + Value determined by, or under the direction of, the Fund's Board of
     Directors.
   * Non income producing security.

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.

STATEMENT OF NET ASSETS (UNAUDITED)
June 30, 2002

ASSETS:
Investment in securities at value ($96,731,933 at cost)
  (Notes 1 and 3)...........................................    $ 89,628,437
Cash........................................................       1,077,249
Interest and dividend receivable............................       2,025,955
Prepaid assets..............................................          12,752
                                                                ------------
         Total Assets.......................................    $ 92,744,393
                                                                ------------

LIABILITIES:
  Investment advisory fee payable...........................    $     79,171
  Directors' fees payable...................................          10,000
  Dividend payable..........................................       1,743,413
  Other accounts payable and accrued expenses...............         204,100
                                                                ------------
         Total Liabilities..................................    $  2,036,684
                                                                ------------
PREFERRED STOCK:
  Preferred stock, $.01 par value ($30,000,000 liquidation
    preference)
    Authorized -- 1,000,000 shares
    Issued and outstanding -- 1,200 Series T shares (Note
    5)......................................................    $ 30,000,000
                                                                ------------
         Total Preferred Stock..............................    $ 30,000,000
                                                                ------------

NET ASSETS APPLICABLE TO COMMON STOCK:
  Common stock, $1.00 par value --
    Authorized -- 15,000,000 shares
    Issued and outstanding -- 9,685,624 shares..............    $  9,685,624
  Capital in excess of par value............................      89,063,084
  Accumulated net realized loss from security
    transactions............................................     (31,225,538)
  Undistributed net investment income.......................         288,035
  Net unrealized depreciation on investments................      (7,103,496)
                                                                ------------
         Net Assets Applicable to Common Stock..............    $ 60,707,709
                                                                ============
  Net asset value per common share outstanding..............    $       6.27
                                                                ============

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.

STATEMENT OF OPERATIONS (UNAUDITED)
For the six months ended June 30, 2002

INVESTMENT INCOME:
Interest income.........................................................    $ 4,005,195
Dividend income.........................................................         42,600
Accretion of bond discount..............................................        156,627
                                                                            -----------
         Total Investment Income........................................    $ 4,204,422
                                                                            -----------
EXPENSES:
Investment advisory fee (Note 2)............................    $158,741
Shareholder reporting expenses..............................      74,351
Legal fees and expenses.....................................     110,493
Auditing fees...............................................      60,300
Insurance expense...........................................      38,980
Custodian and accounting expense............................      29,194
Preferred Broker expense....................................      36,600
Directors' fees and expenses (Note 4).......................      20,990
Miscellaneous expenses......................................      34,222
                                                                --------
         Total Expenses.....................................    $563,871
                                                                --------
         Net Investment Income..........................................    $ 3,640,551
                                                                            -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments sold...................................    $  (155,009)
Net change in unrealized depreciation of investments (Note 1)...........     (3,076,662)
                                                                            -----------
         Net realized and unrealized loss on investments................    $(3,231,671)
                                                                            ===========
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Distributions to Preferred Stockholders.................................       (280,246)
                                                                            -----------
         Net increase in net assets resulting from operations...........    $   128,634
                                                                            ===========

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.

STATEMENT OF CASH FLOWS (UNAUDITED)
For the six months ended June 30, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received...........................    $  4,050,171
  Operating expenses paid...................................        (594,738)
                                                                ------------
         Net cash provided by operating activities..........    $  3,455,433
                                                                ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of portfolio securities..........................    $(12,764,872)
  Sales and maturities of portfolio securities..............       8,948,628
  Net purchases and maturities of short term securities.....      (5,999,000)
                                                                ------------
         Net cash used by investing activities..............    $ (9,815,244)
                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid in cash....................................    $ (3,345,710)
  Preferred share dividend payment..........................        (280,246)
  Capital contributions.....................................       1,822,516
                                                                ------------
         Net cash used by financing activities..............    $ (1,803,440)
                                                                ------------

NET DECREASE IN CASH........................................    $ (8,163,251)
CASH, BEGINNING OF YEAR.....................................       9,240,500
                                                                ------------
CASH, END OF PERIOD.........................................    $  1,077,249
                                                                ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......    $    128,634
  Interest on preferred shares classified as financing
    activities..............................................         280,246
  Change in interest and dividend receivable................           2,376
  Change in prepaid assets..................................          26,228
  Change in accounts payable and accrued expenses...........         (57,095)
  Net realized loss on investments..........................         155,009
  Change in net unrealized loss on investments..............       3,076,662
  Accretion of bond discount................................        (156,627)
                                                                ------------
         Net cash provided by operating activities..........    $  3,455,433
                                                                ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for excise taxes..............    $          0
                                                                ============

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                Six Months
                                                                   Ended        Year Ended
                                                                 June 30,      December 31,
                                                                   2002            2001
                                                                -----------    ------------
FROM OPERATIONS:
  Net investment income.....................................    $ 3,640,551    $  7,533,309
  Net realized (loss) on investments sold...................       (155,009)    (13,915,145)
  Change in net unrealized depreciation of investments......     (3,076,662)      8,752,590
  Distributions to Preferred Stockholders...................       (280,246)       (392,232)
                                                                -----------    ------------
         Net increase in net assets resulting from
           operations.......................................    $   128,634    $  1,978,522
                                                                -----------    ------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued to common stockholders for reinvestment of
    dividends...............................................    $         0    $  1,018,542
                                                                -----------    ------------
         Net increase in net assets resulting from fund
           share transactions...............................    $         0    $  1,018,542
                                                                -----------    ------------
FROM CAPITAL CONTRIBUTIONS:
  Shares issued.............................................    $   260,357    $          0
  Net proceeds from capital contributions...................      1,562,159               0
                                                                -----------    ------------
         Net increase in net assets resulting from capital
           contributions....................................    $ 1,822,516    $          0
                                                                -----------    ------------
FROM DISTRIBUTIONS TO STOCKHOLDERS:
  Dividends to common shareholders from net investment
    income ($.53 and $0.60 per share, respectively).........    $(5,089,123)   $ (5,596,479)
                                                                -----------    ------------
         Net decrease in net assets resulting from
           distributions....................................    $(5,089,123)   $ (5,596,479)
                                                                -----------    ------------
FROM PREFERRED STOCKHOLDERS TRANSACTIONS:
  Decrease due to preferred shares issuance cost............    $         0    $   (514,000)
                                                                -----------    ------------
         Net decrease in net assets from preferred share
           transactions.....................................    $         0    $   (514,000)
                                                                -----------    ------------
         Total increase (decrease) in net assets............    $(3,137,973)   $ (3,113,415)
NET ASSETS:
  Beginning of year.........................................     63,845,682      66,959,097
                                                                -----------    ------------
  End of year...............................................    $60,707,709    $ 63,845,682
                                                                ===========    ============

                            See accompanying notes.

PROSPECT STREET INCOME SHARES INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

                                                       Six Months
                                                         Ended
                                                      June 30, (c)       For the Year Ended December 31, (b)
                                                          2002        ------------------------------------------
                                                      (Unaudited)      2001       2000        1999        1998
                                                      ------------    -------    -------    --------    --------
Net asset value, beginning of year..................    $  6.77       $  7.21    $  8.49    $   9.70    $  10.75
                                                        -------       -------    -------    --------    --------
Net investment income...............................    $  0.39       $  0.80    $   .90    $   0.96    $   0.97
Net realized and unrealized gain (loss) on
  investments.......................................    $ (0.33)      $ (0.55)   $ (1.28)   $  (1.21)   $  (1.06)
Distributions to Preferred Stockholders.............    $  (.03)      $ (0.04)        --          --          --
                                                        -------       -------    -------    --------    --------
         Total from investment operations...........    $   .03       $  0.21    $ (0.38)   $  (0.25)   $  (0.09)
Distributions:
Distributions from accumulated net investment income
  To common shareholders............................    $  (.53)      $ (0.60)   $ (0.90)   $  (0.96)   $  (0.96)
                                                        -------       -------    -------    --------    --------
         Total distributions........................    $  (.53)      $ (0.60)   $ (0.90)   $  (0.96)   $  (0.96)
                                                        -------       -------    -------    --------    --------
Effect of related preferred shares offering costs...         --       $ (0.05)        --          --          --
                                                        -------       -------    -------    --------    --------
Net asset value, end of period......................    $  6.27       $  6.77    $  7.21    $   8.49    $   9.70
                                                        =======       =======    =======    ========    ========
Market price per share, end of period...............    $  6.30       $  6.44    $6.8125    $  7.125    $10.1875
                                                        =======       =======    =======    ========    ========
Total investment return(d)
Based on market price per share.....................      6.06%         3.34%      8.25%     (20.63%)     (7.10%)
Based on net asset value per share..................       .44%         2.27%     (4.48%)     (2.58%)     (0.84%)

Net assets, end of period(a)........................    $60,708       $63,846    $66,959    $ 77,968    $ 87,286

Ratio of operating expenses to average net assets,
  applicable to common stock........................       .89%         1.29%      1.03%       0.97%       0.95%
Ratio of total expenses to average net assets,
  applicable to common stock........................       .89%         3.06%      4.03%       3.66%       3.53%
Ratio of investment income to average net assets,
  applicable to common stock........................      5.77%        11.31%     11.38%      10.45%       9.92%

Portfolio turnover(d)...............................      9.56%        35.77%     33.04%      36.16%      26.74%

(a) Dollars in thousands.
(b) As of July 30, 2001, the Fund entered into a new advisory agreement with Highland Capital Management, L.P. For periods prior to that date, the Fund was advised by a different investment advisor.
(c) Not annualized.
(d) Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return does not assume reinvestment of dividends.

                            See accompanying notes.

                       PROSPECT STREET INCOME SHARES INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES:
  Prospect Street Income Shares Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

  (a) VALUATION OF INVESTMENTS
  Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the accounting period. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Warrants are valued at the last reported sales price on the last business day of the accounting period. Obligations with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (which include all restricted securities) are valued at fair value as determined by, or under the direction of, the Fund's Board of Directors; such values require the use of estimates.

  For tax purposes, premiums on debt securities are not being amortized and discounts are not being accreted, except for original issue discounts.

  Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

  (b) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for financial statement purposes and identified cost for Federal income tax purposes.

  At December 31, 2001, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

   CARRYOVER
   AVAILABLE           EXPIRATION DATE
  -----------         -----------------
  $ 2,203,423         December 31, 2002
      350,141         December 31, 2003
    1,390,664         December 31, 2006
    3,206,180         December 31, 2007
    4,737,374         December 31, 2008
   13,792,257         December 31, 2009
  -----------
  $25,680,039

  The identified cost of investments owned at June 30, 2002 was $96,731,933; based upon Federal tax cost of investments, the unrealized depreciation was $10,569,124, and the unrealized appreciation was $3,465,628.

  Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly,

                       PROSPECT STREET INCOME SHARES INC.

permanent book/tax differences of approximately $13,993,000 have been reclassified between Capital in excess of par value and Accumulated net realized loss from security transactions for the year ended December 31, 2001. These reclassification differences are attributable to the expiration of capital loss carryforwards, and other book/tax differences in the recognition of capital losses. These reclassifications have no effect on net assets or net asset values per share.

  (c) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

  (d) CASH AND CASH EQUIVALENTS
  The Fund considers all highly liquid investments purchased with initial maturity at three months or less to be cash equivalents.

(2) INVESTMENT ADVISORY AGREEMENT:
  Highland Capital Management, L.P. ("Highland," or "Investment Advisor") earned $158,741 in management fees for the period from January 1, 2002 to June 30, 2002. Management fees paid by the Fund to Highland were calculated at .5% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities. On June 30, 2002, the fee payable to the Investment Advisor was $79,171, which is included in the accompanying statement of net assets. The Fund also pays Highland's other costs and expenses of operating the Fund directly. The agreement between the Fund and Highland, however, provides for a ceiling on certain of these costs and expenses. If this ceiling is exceeded, Highland is required to reimburse the Fund. As of June 30, 2002, no such expense reimbursement was required.

(3) PURCHASES AND SALES OF SECURITIES:
  For the Six months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments, aggregated approximately $12,764,872 and $8,948,628 respectively. The aggregate cost of purchases of short-term investments was approximately $5,999,000.

  The Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to the Fund and such other accounts. The Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts, including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

                       PROSPECT STREET INCOME SHARES INC.

(4) CERTAIN TRANSACTIONS:
  Certain officers of the Investment Advisor serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Advisor receive fees of $10,000 per year, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings. For the period January 1, 2002 to June 30, 2002, the Fund paid $20,373 to its Board of Directors.

(5) PREFERRED STOCK:
  On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares, $25,000 liquidation preference, for a total issuance of $30,000,000. All such Preferred Shares were outstanding as of June 30, 2002. Costs associated with the offering of approximately $514,000 were charged against capital in excess of par value. The Fund used the net proceeds of the offering to pay down the then existing indebtedness of $30,000,000. The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series T cumulative preferred shares follows.

  REDEMPTION
  Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure the failure to meet certain asset coverages as defined in the prospectus, portfolio valuation or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock.

  DIVIDENDS
  The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds. The average dividend rate of the preferred shares for the six months ended June 30, 2002 was 1.92%.

  In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

  VOTING RIGHTS
  The Fund's Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on certain matters as required under the Fund's Charter, the 1940 Act and Maryland law.

                       PROSPECT STREET INCOME SHARES INC.

  LIQUIDATION
  In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

(6) 2002 ANNUAL SHAREHOLDERS MEETING:
  On May 17, 2002, the Fund held its Annual Meeting of Shareholders. The meeting was adjourned and reconvened on June 7, 2002. The results of the elections were as follows:

  PROPOSAL 1 -- ELECTION OF DIRECTOR

                                         Shares Voted   Percentage of   Shares w/ Authority   Percentage of
Name                                         For        Shares Voted         Withheld         Shares Voted
----                                     ------------   -------------   -------------------   -------------
James D. Dondero (common stock only)...   6,803,026        70.24%             259,570             2.68%

  PROPOSAL 2A -- APPROVAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO PROVIDE FOR A SUPERMAJORITY VOTE WHEN THERE IS A PROPOSED AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO MAKE SHARES "REDEEMABLE SECURITIES" OR TO CONVERT THE FUND FROM A "CLOSED-END COMPANY" TO AN "OPEN-END COMPANY."

                              Shares      % Shares     Shares Voted    % Shares      Shares     % Shares
                             Voted For   Outstanding     Against      Outstanding   Abstained   Abstained
                             ---------   -----------   ------------   -----------   ---------   ---------
Common Stock and Preferred
  Shares (together)........  5,779,920     59.67%        754,853         7.79%       317,514      3.28%

  PROPOSAL 2B -- APPROVAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO PROVIDE FOR A SUPERMAJORITY VOTE WHERE THERE IS A PROPOSAL BY A STOCKHOLDER REGARDING THE FUND'S INVESTMENT OBJECTIVE OR SPECIFIC INVESTMENT RESTRICTIONS OR POLICIES.

                              Shares      % Shares     Shares Voted    % Shares      Shares     % Shares
                             Voted For   Outstanding     Against      Outstanding   Abstained   Abstained
                             ---------   -----------   ------------   -----------   ---------   ---------
Common Stock and
  Preferred Shares
  (together)...............  5,758,541     59.45%        699,382         7.22%       394,364      4.07%

  PROPOSAL 2C -- APPROVAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO PROVIDE FOR A SUPERMAJORITY VOTE WHERE THERE IS A PROPOSAL FOR THE VOLUNTARY LIQUIDATION OR DISSOLUTION OF THE FUND OR ANY AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION TO TERMINATE ITS EXISTENCE.

                              Shares      % Shares     Shares Voted    % Shares      Shares     % Shares
                             Voted For   Outstanding     Against      Outstanding   Abstained   Abstained
                             ---------   -----------   ------------   -----------   ---------   ---------
Common Stock and
  Preferred Shares
  (together)...............  5,547,559     57.27%        851,324         8.79%       453,404      4.68%

                       PROSPECT STREET INCOME SHARES INC.

  PROPOSAL 2D -- APPROVAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO PROVIDE FOR A SUPERMAJORITY VOTE WHERE THERE IS A PROPOSAL FOR THE MERGER, CONSOLIDATION, SHARE EXCHANGE, SALE OF ALL OR SUBSTANTIALLY ALL ASSETS, OR A SIMILAR BUSINESS REORGANIZATION OR COMBINATION INVOLVING THE FUND.

                              Shares      % Shares     Shares Voted    % Shares      Shares     % Shares
                             Voted For   Outstanding     Against      Outstanding   Abstained   Abstained
                             ---------   -----------   ------------   -----------   ---------   ---------
Common Stock and
  Preferred Shares
  (together)...............  5,569,242   57.49%          843,736         8.71%       439,309      4.54%

  PROPOSAL 3 -- APPROVAL TO AMEND THE FUND'S ARTICLES OF INCORPORATION TO REMOVE STOCKHOLDER APPRAISAL RIGHTS.

                              Shares      % Shares     Shares Voted    % Shares      Shares     % Shares
                             Voted For   Outstanding     Against      Outstanding   Abstained   Abstained
                             ---------   -----------   ------------   -----------   ---------   ---------
Common Stock and
  Preferred Shares
  (together)...............  5,341,516       55.14%     1,027,792       10.61%       482,979      4.99%

                       PROSPECT STREET INCOME SHARES INC.

INVESTMENT ADVISOR
Highland Capital Management, L.P.
13455 Noel Road,
Suite 1300
Dallas, TX 75240

OFFICERS
James Dondero -- President
Mark Okada -- Executive Vice-President
R. Joseph Dougherty -- Senior Vice-President and Secretary

DIRECTORS
James Dondero
Bryan Ward
Timothy Hui
Scott Kavanaugh
James Leary

AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

TRANSFER AGENT
The Bank of New York
1-800-432-8224

CUSTODIAN
JP Morgan Chase
3 MetroTech Center, 6th Floor
Brooklyn, NY 11245

FACTS FOR SHAREHOLDERS:
Prospect Street Income Shares Inc. is listed on the New York Stock Exchange under the symbol "CNN". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is www.prospectstreet.net.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please address all shareholder inquires to Shareholder Relations, Department 11E, P.O. Box 11258, Church Street Station, New York, NY 10286. Please send certificates for transfer and address changes to Receive and Deliver, Department 11W, P.O. Box 11002, Church Street Station, New York, NY 10286. Answers to many of your shareholder questions and requests for forms are available by visiting The Bank of New York's Website at: http://stockbny.com. Email address: Shareowner-svcs@bankofny.com